Exhibit 10.4

DEKANIA CORP.

                    , 2006

Cohen Brothers, LLC

450 Park Avenue

New York, New York 10022

Gentlemen:

This letter will confirm our agreement, that commencing on the effective date (“Effective Date”) of the registration statement of the initial public offering (“IPO”) of the securities of Dekania Corp. (“Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the prospectus) or upon the Company’s dissolution, Cohen Brothers, LLC (“Cohen Brothers”) shall make available to the Company certain administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room, in Philadelphia, as may be required by the Company from time to time, situated at 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104 (or any successor location). In exchange therefor, the Company shall pay to Cohen Brothers the sum of $7,500 per month (the “Fee”) on the Effective Date and continuing monthly thereafter.

Very truly yours,

DEKANIA CORP.

By:
Name:	Thomas Friedberg
Title:	President

Agreed to and Accepted by:

COHEN BROTHERS, LLC

By:
Name:	Daniel G. Cohen
Title:	Chairman